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                                 EXHIBIT NO. 5

                     THE VARIABLE ANNUITY APPLICATION FORM

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[LOGO]                       THE BEST OF AMERICA(R)  V
                                   APPLICATION


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PLAN TYPE  AN OPTION MUST BE SELECTED                                   This contract is established as a:
[ ] ROTH IRA CUSTODIAL FORM & STATEMENT OF UNDERSTANDING REQUIRED       [ ] 403(b)/TSA (NON-ERISA ONLY)  DISCLOSURE FORM REQUIRED
[ ] SIMPLE IRA ADDITIONAL FORMS REQUIRED                                [ ] NON-QUALIFIED
[ ] SEP IRA FORM 5305 REQUIRED                                          [ ] CRT (Charitable Remainder Trust) TRANSMITTAL FORM
                                                                            REQUIRED
[ ] IRA
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DEATH BENEFIT OPTIONS    FOR ALL PLAN TYPES                        ADDITIONAL OPTIONS                FOR ALL PLAN TYPES
[ ] STANDARD 5-YEAR ANNIVERSARY                                    [ ] ADDITIONAL WITHDRAWAL WAIVER *
[ ] 1-YEAR ANNIVERSARY* only for annuitants age 84 or less         [ ] 5-YEAR CDSC SCHEDULE*
[ ] 5% INTEREST ON PURCHASE PAYMENTS* only for                     MORE OPTIONS FOR 403(b)/TSA'S ONLY
             annuitants age 84 or less                             [ ] 10-YEAR & DISABILITY WAIVER*
    IF NO OPTION IS SELECTED, THE DEATH BENEFIT WILL BE THE        [ ] HARDSHIP WAIVER*
                   STANDARD 5 YEAR ANNIVERSARY

                                  *Additional charge--please see prospectus.
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CONTRACT OWNER                                                     [ ] CONTINGENT OWNER [ ] JOINT OWNER
Last Name or Plan Name                                             Last Name                    Spouse only unless prohibited by law

_____________________________________________________              _____________________________________________________

First Name or Plan Name (continued)                       MI       First Name                                                MI

_____________________________________________________     __       _____________________________________________________     __

Address______________________________________________              Address______________________________________________

       ______________________________________________                     ______________________________________________


Sex   M [ ]  F [ ] Birthdate        /      /                       Sex   M [ ]  F [ ] Birthdate        /      /
                             ________________________                                           ________________________
                                MM     DD    YYYY                                                  MM     DD    YYYY

Soc. Sec. No. or Tax ID______________________________              Soc. Sec. No. or Tax ID______________________________

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ANNUITANT      COMPLETE ONLY IF DIFFERENT FROM                     [ ] CONTINGENT ANNUITANT   COMPLETE ONLY IF APPLICABLE.
Last Name      PRIMARY CONTRACT OWNER.                             Last Name

_____________________________________________________              _____________________________________________________

First Name                                                MI       First Name                                                MI

_____________________________________________________     __       _____________________________________________________     __

 Address_____________________________________________              Address______________________________________________

        _____________________________________________                     ______________________________________________
                            Maximum issue age through age 85

Sex   M [ ]  F [ ] Birthdate        /      /                       Sex   M [ ]  F [ ] Birthdate        /      /
                             ________________________                                           ________________________
                                MM     DD    YYYY                                                  MM     DD    YYYY

Soc. Sec. No.________________________________________              Soc. Sec. No.________________________________________

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BENEFICIARY             WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.
                                                                                Relationship                           Birthdate
Primary  Contingent       Print Full Name (Last, First, MI)       Allocation    to Annuitant       Soc. Sec. No.       MM/DD/YYYY

  [ ]               ___________________________________________   __________%   ____________       _____________     ___/___/___

  [ ]       [ ]     ___________________________________________   __________%   ____________       _____________     ___/___/___

  [ ]       [ ]     ___________________________________________   __________%   ____________       _____________     ___/___/___

  [ ]       [ ]     ___________________________________________   __________%   ____________       _____________     ___/___/___

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APO-3723         PRODUCT OF NATIONWIDE LIFE INSURANCE CO.   ID-BOAV-AO (05/1998)

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
ANNUITY PURCHASE PAYMENTS [ ]   PAYMENT ENCLOSED  [ ]    TRANSFER/1035 (TRANSFER FORM REQUIRED)
                          [ ]   ROLLOVER          [ ]    OTHER          APPLY FOR TAX YEAR_______
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First Purchase Payment $_______________ submitted. A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Nationwide Life Insurance Company, there will be no liability on the part of the Company, and any payments submitted with this application will be refunded.

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THE UNDERLYING MUTUAL FUND OPTIONS LISTED ON THIS APPLICATION ARE ONLY AVAILABLE
IN VARIABLE ANNUITY INSURANCE PRODUCTS ISSUED BY LIFE INSURANCE COMPANIES OR, IN
  SOME CASES, THROUGH PARTICIPATION IN CERTAIN QUALIFIED PENSION OR RETIREMENT
          PLANS. THEY ARE NOT OFFERED TO THE GENERAL PUBLIC DIRECTLY.

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PURCHASE PAYMENT ALLOCATION     A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS COMPLETE.
                                WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.

AMERICAN CENTURY VARIABLE                           NATIONWIDE(R) SEPARATE                 NEUBERGER & BERMAN
PORTFOLIOS, INC.                                    ACCOUNT TRUST                          ADVISORS MANAGEMENT TRUST
                                                    _____%   Capital Appreciation Fund     _____%   AMT Guardian Portfolio
_____%   VP Income & Growth
                                                    _____%   Government Bond Fund          _____%   AMT Partners Portfolio
_____%   VP International
                                                    _____%   Money Market Fund             _____%   AMT Mid-Cap Growth
_____%   VP Value
                                                    _____%   Total Return Fund
                                                                                           OPPENHEIMER VARIABLE ACCOUNT FUNDS
DREYFUS
                                                    NATIONWIDE SUBADVISED
_____%   Variable Investment Fund                   FUNDS FUND NAME (SUBADVISOR)           _____%   Aggressive Growth Fund
         Capital Appreciation Portfolio
                                                                                           _____%   Growth Fund
_____%   Stock Index Fund                           _____%   Balanced Fund
                                                             (Salomon Brothers)            _____%   Growth & Income Fund
_____%   Socially Responsible Growth Fund

                                                    _____%   Equity Income Fund            VAN ECK WORLDWIDE INSURANCE TRUST
FIDELITY VARIABLE INSURANCE                                  (Federated)
PRODUCTS FUND
                                                                                           _____%   Worldwide Hard Assets Fund
                                                    _____%   Global Equity Fund
_____%   VIP Equity-Income Portfolio                         (JP Morgan)                   _____%   Worldwide Emerging Markets Fund

_____%   VIP Growth Portfolio
                                                    _____%   High Income Bond Fund         WARBURG PINCUS TRUST
_____%   VIP High Income Portfolio                           (Federated)

_____%   VIP Overseas Portfolio                                                            _____%   International Equity Portfolio
                                                    _____%   Multi Sector Bond Fund
                                                             (Salomon Brothers)            _____%   Growth & Income Portfolio
FIDELITY VARIABLE INSURANCE
PRODUCTS FUND II                                                                           _____%   Post-Venture Capital Portfolio
                                                    _____%   Small Cap Value Fund
                                                             (Dreyfus)
_____%   VIP II Contrafund Portfolio                                                       NATIONWIDE LIFE INS. CO.

                                                    _____%   Small Company Fund
FIDELITY VARIABLE INSURANCE                                  (Multi Managers)              _____%   Fixed Account
PRODUCTS FUND III

                                                    _____%   Strategic Growth Fund         MVA/GUAR. TERM OPTION (GTO)
_____%   VIP III Growth Opportunities Portfolio              (Strong)

                                                                                           _____%   3 Year
MORGAN STANLEY                                      _____%   Strategic Value Fund
                                                             (Strong/Schafer)              _____%   5 Year

_____%   Emerging Markets Debt Portfolio                                                   _____%   7 Year
                                                    _____%   Select Advisers Mid Cap
_____%   Real Estate Securities                              Fund (Three UAM Managers)     _____%   10 Year   $1,000 minimum
         Portfolio                                                                                              for each
                                                                                                              MVA/GTO option.
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REMARKS



















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CONTRACT OWNER SIGNATURES

I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

[ ] Yes    [ ] No  Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

[ ] Please send me a copy of the Statement of Additional Information to the Prospectus.


STATE IN WHICH APPLICATION WAS SIGNED______________________  DATE_______________
                                             State
CONTRACT OWNER___________________________JOINT OWNER____________________________
                      Signature                             Signature

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PRODUCER INFORMATION

[ ] Yes    [ ] No  Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

PRODUCER SIGNATURE_______________________________________
                                Signature

       NAME______________________________________ PRODUCER SSN__________________

       FIRM NAME_________________________________ PHONE (___)___________________

       ADDRESS___________________________________

              ___________________________________

              ___________________________________

              ___________________________________

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REGULAR MAIL                                                                                  EXPRESS MAIL
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
     Nationwide Life Insurance Co.                      THE BEST OF AMERICA                   Nationwide Life Insurance Co.
     P.O. Box 16609                                        Service Center                     Individual Annuity Products, 1-05-P1
     Columbus, Ohio  43216-6609                            1-800-321-6064                     One Nationwide Plaza
                                                                                              Columbus, Ohio  43215-2220
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